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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-74209) of Intraware, Inc. of our report dated March 24, 1999 appearing on page 31 of this Form 10-K.

PricewaterhouseCoopers LLP
San Jose, California
May 27, 1999